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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ________________

                                  FORM 8-K/A

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): January 28, 2002

                            Chart Industries, Inc.
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            (Exact name of registrant as specified in its charter)


   Delaware                          1-11442                     34-1712937
---------------                    ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


     5885 Landerbrook Drive, Suite 150, Cleveland, Ohio      44124
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (440) 753-1490

________________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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                               INTRODUCTORY NOTE
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          Chart Industries, Inc. (the "Company") is filing this amendment to its
          Current Report on Form 8-K dated January 28, 2002 and originally furnished to the Securities and Exchange Commission (the
          "Commission") on January 29, 2002 solely to correct an error in the EDGAR submission of the document which omitted pages 2 through E-1 of the document. All information in this Current Report on Form 8-K and its exhibits, as amended, speaks as of the original date of the Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits.

          99.1 Press Release of the Company, dated January 28, 2002 (incorporated by reference to the Company's Current Report on Form 8-K furnished to the Commission on January 29,
                    2002).

Item 9.   Regulation FD Disclosure.
          ------------------------

          Pursuant to Regulation FD, the Company is furnishing a press release it released on January 28, 2002. The press release is attached hereto as Exhibit 99.1.

                                       2
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                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHART INDUSTRIES, INC.


Date: April 8, 2002                    By: /s/ Michael F. Biehl
                                           -------------------------------------
                                           Michael F. Biehl
                                           Chief Financial Officer and Treasurer

                                       3
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                                 EXHIBIT INDEX
                                 -------------

     Exhibit                       Description of Exhibit
     -------                       ----------------------

     99.1 Press Release of the Company, dated January 28, 2002 (incorporated by reference to the Company's Current Report on Form 8-K furnished to the Securities and Exchange Commission on January 29, 2002).

                                      E-1